                              JANUS ADVISER SERIES

            Janus Adviser International Value Fund - Class I Shares
                   (formerly Janus Adviser Global Value Fund)
               Janus Adviser International Fund - Class I Shares
                 Janus Adviser Worldwide Fund - Class I Shares
        Janus Adviser Risk-Managed Large Cap Core Fund - Class I Shares
       Janus Adviser Risk-Managed Large Cap Growth Fund - Class I Shares

                     Supplement dated March 25, 2003 to the
            currently effective Prospectuses dated December 31, 2002

Effective June 2, 2003, the Janus Adviser Series funds (the "Funds") listed above will begin imposing a 1.00% redemption fee on certain sales (including exchange sales) of the Funds' Class I Shares held for three months or less.

This fee will be paid to the Funds and is designed to offset the brokerage commission, market impact, and other costs associated with changes in the Funds' asset levels and cash flows due to short-term trading. The redemption fee does not apply to any shares purchased through: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs;
(3) accounts where employees of Janus Capital Management LLC ("Janus Capital") or any of its subsidiaries are listed in the account registration; and
(4) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.

Effective June 2, 2003, certain intermediaries offering the Funds' Class I Shares have agreed to charge the Funds' redemption fee on their customers' accounts. The amount of the fee and the holding period will generally be consistent with the procedures described above. However, the individual intermediaries' methods for tracking and calculating the fee may differ in some respects from these procedures.

108-31-028 3/03